SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2006


                          CAPTECH FINANCIAL GROUP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Florida                           000-50057                   59-1019723
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

10200 W. 44th Avenue, Suite 210E, Wheat Ridge, CO             80033
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (954) 472-7971
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


                       SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

On April 28, 2006, Theodore Molinari sold 111,570,000 shares of the Company's common stock to John Raby in exchange for shares of another company's stock. The shares acquired constitute 84% of the common stock of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 29, 2006, J. Edward Houston resigned as President and director of the Company. His resignation as a director will become effective ten days after compliance with Section 14f of the Securities Exchange Act of 1934, as amended.

On April 29, 2006, Wesley F. Whiting was appointed as President and as director to be effective ten days after mailing of Notice to Shareholders pursuant to
Section 14f of the Securities Exchange Act.

WESLEY F. WHITING, Director, age 73. Mr. Whiting was President, director, and Secretary of Berge Exploration, Inc. (1978-88) and President, Vice President, and director of NELX, Inc. (1994-1998), and was Vice President and director of Intermountain Methane Corporation (1988-91), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation from 1998, until 2000 and he has been President and a director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to 2002 and Acquisition Lending, Inc. (2000 to 2002). He was director and Vice President of Utilitec, Inc, 1999 to 2002, and has been Vice President and director of Agro Science, Inc. since 2001. He was President and director of Premium Enterprises, Inc. from October 2002 to December 31, 2002. He is Vice President and director of Evergreen Associates, Inc. and Resource Science, Inc. He was appointed Director and Secretary of BSA SatelLINK, Inc. in 2002. He was President and Director of Fayber Group, Inc. from 2003 to 2005, when he resigned. He has also been Director of Life USA, Inc. since 2001.

Also on April 29, 2006, Redgie Green was appointed as a director of the Company, effective as of April 29, 2006.

REDGIE GREEN, age 53, Secretary, Treasurer and Director, has been Secretary and Director of Dynadapt Systems, Inc. since 1998. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker, since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director of Houston Operating Company in late 2004 until December 2004. He has been a Director of Muntains West Exploration, Inc. since March 2005.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Item 5.06 Change in Shell Company Status

        None


                      SECTION 6 - ASSET-BACKED SECURITIES

Item 6.01 ABS Informational and Computational Material

        None

Item 6.02 Change of Servicer or Trustee

        None

Item 6.03 Change in Credit Enhancement or Other External Support

        None

Item 6.04 Failure to Make a Required Distribution

        None

Item 6.05 Securities Act Updating Disclosure

        None


                           SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

        None

                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

        None


                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 24, 2006                  CAPTECH FINANCIAL GROUP, INC.



                                    By: /s/ Wesley F. Whiting
                                        ----------------------------------------
                                        Wesley F. Whiting